EXHIBIT 99.1

First Horizon’s strength evident in 2Q17

MEMPHIS, Tenn., July 14, 2017 (GLOBE NEWSWIRE) -- Double-digit year-over-year percentage increases in revenue, pre-tax income, loans and average deposits at First Tennessee Bank were drivers of a strong second quarter at First Horizon National Corp. (NYSE:FHN).  Returns and profitability improved with higher return on tangible common equity (ROTCE) and return on assets (ROA). Growth in loans and deposits coupled with the Fed’s recent interest rate increases led to a 14 percent improvement in net interest income year over year. Credit quality trends remain excellent.

“Our people continue to deliver a differentiated experience for our customers, and that’s what drives our momentum,” said Bryan Jordan, First Horizon’s chairman and CEO.  “Our bankers are expanding relationships and attracting new business in our growth markets in Middle Tennessee and the Mid-Atlantic as well as in established markets like East and West Tennessee.  Our planned merger with Capital Bank will help us more quickly achieve critical financial targets, and teams from both sides are preparing us to leverage the strengths of both banks, capitalize on growth opportunities in attractive, high-growth Southeast markets and enhance our strong presence in Tennessee.”

2Q17 Financial Highlights (all comparisons vs 2Q16)

Diluted EPS $0.38	Adjusted diluted EPS[1] $0.27	ROA[2] 1.3%	ROTCE[1,2] 17.3%

Regional Bank	-- Average loans up 11%; average deposits up 10%
-- Revenue up 11%
-- Net interest income up 13%, fee income up 6%
-- Credit quality remains excellent, with non-performing loans down 29% and net charge-offs down 60%

Consolidated	-- Net income available to common shareholders up 61%; diluted EPS up 58%
-- Net interest income up 14%
-- Average loans up 8% and average deposits up 11%
-- Adjusted EPS for second quarter: $0.27. Notable items in the quarter were favorable impact of $20 million from mortgage repurchase reserve release, positive impact of $19.5 million related to an effective tax rate adjustment associated with the reversal of a capital loss deferred tax valuation allowance, acquisition expense of $6 million

Other Highlights	-- Coastal Securities acquisition by FTN Financial closed and integrated successfully
-- Acquisition of Capital Bank expected to close in the fourth quarter will likely position First Horizon as fourth largest regional bank in the Southeast

[1]Non-GAAP numbers that are reconciled in the non-GAAP table that follows [2]Annualized

Consolidated summary results

Quarterly, Unaudited

				2Q17 Changes vs.
(Dollars in thousands, except per share data)	2Q17	1Q17	2Q16	1Q17	2Q16
Income Statement Highlights
Net interest income	$200,701	$189,708	$176,264	6%	14%
Noninterest income	127,268	116,895	145,415	9%	(12)%
Securities gains/(losses), net	405	44	99	NM	NM
Total revenue	328,374	306,647	321,778	7%	2%
Noninterest expense	217,917	222,205	226,822	(2)%	(4)%
Provision for loan losses	(2,000)	(1,000)	4,000	NM	NM
Income before income taxes	112,457	85,442	90,956	32%	24%
Provision for income taxes	17,253	27,054	30,016	(36)%	(43)%
Net income	95,204	58,388	60,940	63%	56%
Net income attributable to noncontrolling interest	2,852	2,820	2,852	1%	*
Net income attributable to controlling interest	92,352	55,568	58,088	66%	59%
Preferred stock dividends	1,550	1,550	1,550	*	*
Net income available to common shareholders	$90,802	$54,018	$56,538	68%	61%
Common Stock Data
EPS	$0.39	$0.23	$0.24	70%	63%
Basic shares (thousands)	233,482	233,076	231,573	*	1%
Diluted EPS	$0.38	$0.23	$0.24	65%	58%
Diluted shares (thousands)	236,263	236,855	233,576	*	1%
Period-end shares outstanding (thousands)	234,135	233,883	232,019	*	1%
Cash dividends declared per share	$0.09	$0.09	$0.07	*	29%
Balance Sheet Highlights (Period-End)
Total loans, net of unearned income	$19,989,319	$19,090,074	$18,589,337	5%	8%
Total deposits	22,333,349	23,479,841	20,630,177	(5)%	8%
Total assets	29,369,956	29,618,600	27,541,070	(1)%	7%
Total liabilities	26,543,068	26,878,140	24,849,146	(1)%	7%
Total equity	2,826,888	2,740,460	2,691,924	3%	5%
Asset Quality Highlights
Allowance for loan losses	$197,257	$201,968	$199,807	(2)%	(1)%
Allowance / period-end loans	0.99%	1.06%	1.07%
Net charge-offs	$2,711	$(900)	$8,227	NM	(67)%
Net charge-offs (annualized) / average loans	0.06%	NM	0.19%
Non-performing assets (NPA)	$144,149	$161,284	$198,942	(11)%	(28)%
NPA % (a)	0.68%	0.80%	1.03%
Key Ratios & Other
Return on average assets ("ROA") (annualized) (b)	1.32%	0.82%	0.91%
Return on average common equity ("ROE") (annualized) (c)	15.26%	9.40%	10.04%
Return on tangible common equity ("ROTCE") (annualized) (d)	17.30%	10.33%	11.10%
Net interest margin (e)	3.07%	2.92%	2.92%
Efficiency ratio (f)	66.44%	72.47%	70.51%
Common equity tier 1 ratio ("CET1") (g)	9.81%	10.20%	10.05%
Tier 1 ratio (g)	10.95%	11.35%	11.28%
Market capitalization (millions)	4,078.6	4,326.8	3,197.2
Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a) NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.

(b) Calculated using net income.

(c) Calculated using net income available to common shareholders.

(d) This non-GAAP measure is reconciled to ROE in the non-GAAP to GAAP reconciliation.

(e) Net interest margin is computed using net interest income adjusted to a fully taxable equivalent ('FTE") basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

(f) Noninterest expense divided by total revenue excluding securities gains/(losses).

(g) Current quarter is an estimate.

Use of Non-GAAP Measures
Two financial measures in this release are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (GAAP) in the U.S.  The non-GAAP items presented in this release are adjusted earnings per share, or EPS, and return on tangible common equity, or ROTCE. These profitability measures are reported to First Horizon’s management and directors through various internal reports. First Horizon’s management believes these measures are relevant to understanding the financial results of First Horizon and its business segments. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by First Horizon. First Horizon has reconciled each of these measures to a comparable GAAP measure below:

Non-GAAP to GAAP Reconciliation

Quarterly, Unaudited

				2Q17 Changes vs.
(Dollars and shares in thousands, except per share data)	2Q17	1Q17	2Q16	1Q17	2Q16
Average Tangible Common Equity (Non-GAAP)
Average total equity (GAAP)	$2,778,169	$2,722,668	$2,655,488	2%	5%
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	*	*
Less: Average preferred stock (a)	95,624	95,624	95,624	*	*
(A) Total average common equity	2,387,114	2,331,613	2,264,433	2%	5%
Less: Average intangible assets (GAAP) (b)	281,326	211,757	215,556	33%	31%
(B) Average tangible common equity (Non-GAAP)	$2,105,788	$2,119,856	$2,048,877	(1)%	3%

Annualized Net Income Available to Common Shareholders
(C) Net income available to common shareholders (annualized ) (GAAP)	$364,206	$219,073	$227,395	66%	60%

Ratios
(C)/(A) Return on average common equity ("ROE") (GAAP)	15.26%	9.40%	10.04%	62%	52%
(C)/(B) Return on average tangible common equity ("ROTCE") (Non-GAAP)	17.30%	10.33%	11.10%	67%	56%

Adjusted diluted EPS (Non-GAAP)				2Q17
Net income available to common shareholders (GAAP)				$90,802
Less: After-tax impact of notable items (GAAP) (c)				27,856
Adjusted net income available to common shareholders (Non-GAAP)				62,946

Diluted shares (thousands)				236,263
Diluted EPS (GAAP)				$0.38
Adjusted diluted EPS (Non-GAAP)				$0.27
(a) Included in Total equity on the Consolidated Balance Sheet.

(b) Includes goodwill and other intangible assets, net of amortization.

(c) Includes $(20.0) million repurchase and foreclosure provision reversal as a result of the settlement of certain repurchase claims and $6.4 million of acquisition-related expenses primarily associated with the Capital Bank Financial (CBF) and Coastal Securities, Inc. (Coastal) acquisitions adjusted using an incremental tax rate of approximately 39 percent. Also includes $(19.5) million related to a favorable effective tax rate adjustment associated with the reversal of a capital loss deferred tax valuation allowance.

Conference call
Management will hold a conference call at 8:30 a.m. Central Time today to review earnings and performance trends. There will also be a live webcast accompanied by the slide presentation available in the investor relations section of www.FirstHorizon.com.  The call and slide presentation may involve forward-looking information, including guidance.

Participants can call toll-free starting at 8:15 a.m. by at 888-317-6003 and entering access code 8283550. The number for international participants is 412-317-6061. Participants can also listen to the live audio webcast with the accompanying slide presentation through the investor relations section of www.fhnc.com. A replay will be available from noon CDT on July 14 until midnight CDT on July 29. To listen to the replay, dial 877-344-7529 or 412-317-0088. The access code is 10109874. The event also will be archived and available beginning July 15 by midnight CDT in the events and presentations section of http://ir.fhnc.com.The event also will be archived and available on the website by midnight Central Time.

Debt Investor Materials
First Horizon expects to post additional materials for debt investors Aug. 4 the investor relations section of www.FirstHorizon.com  First Horizon will also provide these materials to analysts at upcoming meetings. The debt investor materials posted may contain forward-looking statements, including guidance, involving significant risks and uncertainties, which will be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," "will," "going forward" and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our most recent earnings press release and in more detail in our most current 10-Q and 10-K reports. First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments or changes in expectations.

Forward-Looking Statements in general
This press release contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, inflation or deflation, market (particularly real estate market) and monetary fluctuations, natural disasters, customer, investor and regulatory responses to these conditions and items already mentioned in this press release, as well as critical accounting estimates and other factors described in First Horizon's annual report on Form 10-K and other recent filings with the SEC. First Horizon disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments or changes in expectations.

Forward-Looking Statements related to proposed Capital Bank Financial transaction
This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to First Horizon's beliefs, plans, goals, expectations, and estimates concerning First Horizon and Capital Bank, which announced a proposed transaction on May 4, 2017. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and Capital Bank, and many of which, with respect to future business decisions and actions, are subject to change. Examples of uncertainties and contingencies include, among other important factors: global, general, and local economic and business conditions, including economic recession or depression; expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution; market and monetary fluctuations, including fluctuations in mortgage markets; inflation or deflation; customer, investor, competitor, regulatory, and legislative responses to any or all of these conditions; demand for First Horizon’s and Capital Bank’s product offerings; the actions of the Securities and Exchange Commission (SEC), the Financial Accounting Standards Board (FASB), the Office of the Comptroller of the Currency (OCC), the Board of Governors of the Federal Reserve System (Federal Reserve), the Federal Deposit Insurance Corporation (FDIC), the Financial Industry Regulatory Authority (FINRA), the U.S. Department of the Treasury (Treasury), the Municipal Securities Rulemaking Board (MSRB), the Consumer Financial Protection Bureau (CFPB), the Financial Stability Oversight Council (Council), the Public Company Accounting Oversight Board (PCAOB), and other regulators and agencies, including in connection with the regulatory approval process associated with the merger; pending, threatened, or possible future regulatory, administrative, and judicial outcomes, actions, and proceedings; current or future Executive orders; changes in laws and regulations applicable to First Horizon and Capital Bank; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and Capital Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon’s and Capital Bank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of First Horizon and Capital Bank.

Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, http://www.firsthorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, and in Capital Bank’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2017, filed with the SEC and available in the “Investor Relations” section of Capital Bank’s website, www.CapitalBank-US.com, under the heading “Financials & Filings” and in other documents Capital Bank files with the SEC.

Important Other Information
In connection with the proposed transaction, First Horizon has filed with the SEC a Registration Statement on Form S-4 (No. 333-219052) that includes a preliminary Joint Proxy Statement of First Horizon and Capital Bank and a preliminary Prospectus of First Horizon, as well as other relevant documents concerning the proposed transaction. First Horizon will file a definitive Joint Proxy Statement/ Prospectus under the Registration Statement in the future, along with certain additional documents concerning the proposed transaction. The proposed transaction involving First Horizon and Capital Bank will be submitted to First Horizon’s shareholders and Capital Bank’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF FIRST HORIZON AND CAPITAL BANK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about First Horizon and Capital Bank, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings, Jr., First Horizon National Corporation, 165 Madison, 8th Floor, Memphis, TN 38103, telephone 901.523.5679, or Capital Bank Financial Corp., Attention: Secretary, 4725 Piedmont Row Drive, Suite 110, Charlotte, NC 28210.

Participants in the Solicitation
First Horizon, Capital Bank, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding First Horizon’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 13, 2017, and certain of its Current Reports on Form 8-K. Information regarding Capital Bank’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 28, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document, when it becomes available, may be obtained as described in the preceding paragraph.

About First Horizon
The 4,300 employees of First Horizon National Corp. (NYSE:FHN) provide financial services through more than 160 bank locations across Tennessee and the southern U.S. and 29 FTN Financial offices across the U.S. The company was founded during the Civil War in 1864 and has the 14th oldest national bank charter in the country. First Tennessee, No. 5 among American Banker’s Top 10 Most Reputable U.S. Banks, has the largest deposit market share in Tennessee and one of the highest customer retention rates of any bank in the country. FTN Financial is a capital markets industry leader in fixed income sales, trading and strategies for institutional customers in the U.S. and abroad. First Horizon has been recognized as one of the nation's best employers by Working Mother and American Banker. More information is available at www.FirstHorizon.com.

FHN-G

CONTACT:

First Horizon Investor Relations, Aarti Bowman, (901) 523-4017
First Horizon Media Relations, James Dowd, (901) 523-4305